SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 20, 1999


                                SYSCO CORPORATION
               (Exact name of registrant as specified in charter)



   Delaware                        1-06544                        74-1648137
(State or other            (Commission File Number)              (IRS Employer
jurisdiction of                                              Identification No.)
 incorporation)



         1390 Enclave Parkway
            Houston, Texas                                      77077-2099
    (Address of principal executive                              (Zip Code)
               offices)



        Registrant's telephone number including area code (281) 584-1390




          (Former name or former address, if changed since last report)









976630v1

ITEM 5.  OTHER EVENTS.


         On October 20, 1999, SYSCO Corporation ("SYSCO") issued a press release ("Press Release") announcing its results of operations for the quarter ended October 2, 1999. SYSCO hereby incorporates by reference herein the information set forth in its Press Release dated October 20, 1999, a copy of which is annexed hereto as Exhibit 99.

         Except for the historical information contained in this report, the statements made by SYSCO are forward looking statements that involve risks and uncertainties. All such statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. SYSCO's future financial performance could differ significantly from the expectations of management and from results expressed or implied in the Press Release. For further information on other risk factors, please refer to the "Risk Factors" section of SYSCO's Form 10-K for the fiscal year ended July 3, 1999 filed with the Securities and Exchange Commission.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements.

         Not applicable.

         (b)      Pro Forma Financial Information.

         Not applicable.

         (c)      Exhibits.

Exhibit
Number                                               Description
------                                               -----------


99                                  Press Release dated October 20, 1999

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, SYSCO has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SYSCO CORPORATION



Date:  October 20, 1999                 By: /s/    Michael C. Nichols
                                           -------------------------------------
                                           Michael C. Nichols
                                           Vice President and General Counsel

                                 EXHIBIT INDEX


Exhibit Number                Description
--------------                -----------

99*                           Press Release dated October 20, 1999

--------------

* Filed herewith.